Exhibit 10.65

WARRANT TO PURCHASE COMMON STOCK

THIS WARRANT AND THE SECURITIES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

WARRANT TO PURCHASE COMMON STOCK

Number of Shares:	500,000
Warrant Price:	$.45
Issuance Date:	June 16, 2004
Expiration Date:	December 31, 2008

THIS WARRANT CERTIFIES THAT for value received, Siemens Financial Services, Inc. or its registered assigns (hereinafter called the “Holder”) is entitled to purchase from Molecular Imaging Corporation, a Delaware corporation (hereinafter called the “Company”), the above referenced number of fully paid and nonassessable shares (the “Shares”) of common stock, $.0001 par value per share (the “Common Stock”), of Company, at the Warrant Price per Share referenced above; the number of Shares purchasable upon exercise of this Warrant referenced above being subject to adjustment from time to time as described herein. This Warrant is issued in connection with those certain Addenda each dated as of June 16, 2004, to each of the Master Equipment/Service Agreement dated March 9, 2001 and Master Equipment Lease Agreement dated October 23, 2000 by and between the Company and the Holder (the “Agreement”). The exercise of this Warrant shall be subject to the provisions, limitations and restrictions contained herein. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

1.	Term and Exercise.

1.1 Term. This Warrant is exercisable in whole or in part (but not as to any fractional share of Common Stock), at any time and from time to time after the Issuance Date set forth above but prior to 6:00 p.m., Pacific Daylight Time, on the Expiration Date set forth above.

1.2 Warrant Price.

The Warrant shall be exercisable at $.45 per share.

1.3 Maximum Number of Shares; Procedure for Exercise of Warrant.

The maximum number of Shares of Common Stock exercisable pursuant to this Warrant is 500,000 Shares (the “Warrant Stock”).

Holder may exercise this Warrant by delivering the following to the principal office of the Company in accordance with Section 5.1 hereof: (i) a duly executed Notice of Exercise in substantially the form attached as Schedule A (the “Notice of Exercise”), (ii) payment of the Warrant Price then in effect for each of the Shares being purchased, as designated in the Notice of Exercise, and (iii) this Warrant. Payment of the Warrant Price may be in cash, certified or official bank check payable to the order of the Company, or wire transfer of funds to the Company’s account (or any combination of any of the foregoing) in the amount of the Warrant Price for each share being purchased.

1.4 Delivery of Certificate and New Warrant. In the event of any exercise of the rights represented by this Warrant, a certificate or certificates for the shares of Common Stock so purchased, registered in the name of the Holder or such other name or names as may be designated by the Holder, together with any other securities or other property which the Holder is entitled to receive upon exercise of this Warrant, shall promptly be delivered to the Holder hereof, at the Company’s expense, within a reasonable time, not exceeding five (5) calendar days, after the rights represented by this Warrant shall have been so exercised; and, unless this Warrant has expired, a new Warrant representing the number of Shares (except a remaining fractional share), if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder hereof within such time. The person in whose name any certificate for shares of Common Stock is issued upon exercise of this Warrant shall for all purposes be deemed to have become the holder of record of such shares on the date on which the Warrant was surrendered and payment of the Warrant Price was received by the Company, irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is on a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such Shares at the close of business on the next succeeding date on which the stock transfer books are open.

1.5 Restrictive Legend. Each certificate for Shares shall bear a restrictive legend in substantially the form as follows, together with any additional legend required by (i) any applicable state securities laws and (ii) any securities exchange upon which such Shares may, at the time of such exercise, be listed:

“The shares of stock evidenced by this certificate have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and may not be offered, sold, pledged or otherwise transferred (“transferred”) in the absence of such registration or an applicable exemption therefrom therefrom. “

Any certificate issued at any time in exchange or substitution for any certificate bearing such legend shall also bear such legend unless, in the opinion of counsel for the Holder thereof (which counsel shall be reasonably satisfactory to the Company), the securities represented thereby are not, at such time, required by law to bear such legend.

1.6 Fractional Shares. No fractional Shares shall be issuable upon exercise or conversion of the Warrant and the number of Shares to be issued shall be rounded down to the nearest whole Share. If a fractional share interest arises upon any exercise or conversion of the Warrant, the Company shall eliminate such fractional share interest by paying to Holder an amount computed by multiplying the fractional interest by the Current Market Price of a full Share. “Current Market Price” means the closing bid price of a share of Common Stock on the OTC Bulletin Board or other automated quotation system on which the Common Stock is then quoted, or, if the Common Stock is not quoted on any such quotation system, the fair market value of one share of Common Stock on such date as determined in good faith by the Board of Directors of the Company.

2.	Representations, Warranties and Covenants.

2.1 Representations and Warranties.

(a) The Company is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation and has all necessary power and authority to perform its obligations under this Warrant;

(b) The execution, delivery and performance of this Warrant has been duly authorized by all necessary actions on the part of the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms; and

(c) This Warrant does not violate and is not in conflict with any of the provisions of the Company’s Articles of Incorporation, as amended, or Bylaws and any resolutions of the Company’s Board of Directors or stockholders, or any agreement of the Company or instrument to which the Company is bound, does not require the approval of the stockholders of the Company, and no event has occurred and no condition or circumstance exists that might (with or without notice or lapse of time) constitute or result directly or indirectly in such a violation or conflict.

(d) This Warrant has been duly and validly authorized and is free from all taxes, liens, claims, encumbrances and charges, in each case arising with respect to the delivery thereof (other than those imposed through acts or omissions of the Holder).

(e) The offer and issuance of this Warrant are exempt from the registration requirements under the Securities Act.

(f) Neither the Company nor, to the knowledge of the Company, any person acting for the Company has conducted any “general solicitation” (as such term is defined in Regulation D of the Securities Act) with respect to this Warrant and the Common Stock issuable upon exercise of this Warrant.

2.2 Covenants.

(a) No Impairment of Amendment. The Company shall not take any action (including, without limitation, amending its organizational documents, any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of Common Stock or other securities or any other voluntary action) for the purpose of avoiding or seeking to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate to protect the rights of the Holder against impairment, except that nothing in this Section 2.2(a) shall prohibit or hinder the Company from taking any action that may result in an adjustment under Section 3.

(b) Notice of Certain Events. If the Company (a) takes a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, (b) authorizes the granting to the holders of Common Stock generally of rights to subscribe to or purchase any shares of capital stock of any class or securities convertible into any shares of capital stock or of any other right, (c) authorizes any reclassification of, or any recapitalization involving, any class of Common Stock or any consolidation or merger to which the Company is a party and for which approval of the shareholders the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company or (d) authorizes or consents to or otherwise commences the voluntary or involuntary dissolution, liquidation or winding up of the Company, then, in each case, the Company shall mail to the Holder, at least five calendar days prior to the earlier of the record date for any such action or shareholder vote and the date of such action, a notice specifying (i) which action is to be taken and the date on which any such record is to be taken for the purpose of any such action, (ii) the date that any such action is to take place and (iii) the amount and character of any Shares, other securities or assets and amounts, or rights or options with respect thereto, proposed to be issued, granted or delivered to each holder of Common Stock.

(c) Exchange Act Reporting. To make available to the Holder the benefits of Rule 144 or any similar rule or regulation of the Securities and Exchange Commission (“SEC”) that may at any time permit the Holder to sell securities of the Company to the public without registration, the Company will, until the Expiration Date:

(i) Use commercially reasonable efforts to file with the SEC in a timely manner, and make and keep available, all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), so long as the Company remains subject to such requirements and the filing and availability of such reports and other documents is required for the applicable provisions of Rule 144; and

(ii) Furnish to the Holder, so long as such holder holds this Warrant or Common Stock, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of the Securities Act and the Exchange Act, (ii) if not available on the SEC’s EDGAR system, a copy of the most recent annual or quarterly report of the Company and such other reports and documents filed by the Company with the SEC and (iii) such other information as may be reasonably requested to permit the Holder to sell such securities pursuant to Rule 144 without registration.

2.3 Registration Rights.

(a) In the event that the Company proposes at any time when this Warrant is outstanding to file a registration statement under the Securities Act relating to Common Stock issued or to be issued by the Company, the Company shall promptly give written notice of such proposal to the Holder. If, within 30 days after the giving of such notice, the Holder shall request in writing that any Warrant Stock be included in such proposed registration, then the Company shall, at its expense, also register such securities as shall have been so requested in writing; provided, however, that the Holder shall cooperate with the Company in the preparation of such registration statement to the extent required to furnish information concerning the Holder. The Company shall be obligated under this Section 2.4 to register Common Stock one time, and with respect to the first registration statement filed by the Company that is declared effective.

(b) In connection with the filing of a registration statement pursuant to Section 2.4(a) hereof, the Company shall: (i) notify the Holder as to the filing thereof and of all amendments thereto filed prior to the effective date; (ii) notify the Holder, promptly after it shall have received notice thereof, of the time when the registration statement becomes effective or any supplement to any prospectus forming a part of the registration statement has been filed; (iii) prepare and file without expense to the Holder any necessary amendment or supplement to such registration statement or prospectus as may be necessary to comply with the Securities Act or advisable in connection with the proposed distribution of the securities; (iv) take all reasonable steps to qualify the Common Stock being registered for sale under the securities or blue sky laws in such reasonable number of states as the Holder may designate in writing and to register or obtain the approval of any federal or state authority that may be required in connection with the proposed distribution, except, in each case, in jurisdictions in which the Company must either qualify to do business or file a general consent to service of process as a condition to the qualification of such securities; (v) notify the Holder and such owners of any stop order suspending the effectiveness of the registration statement and use reasonable efforts to remove such stop order; (vi) use diligent efforts to keep the registration statement and prospectus effective under the Securities Act until the date which is two years after the date that such registration statement is declared effective by the SEC or such earlier date when the Warrant Stock covered by the registration statement have been sold or may be sold without volume restrictions pursuant to Rule 144(k) as determined by the counsel to the Company pursuant to a written opinion to such effect addressed and acceptable to the Company’s transfer agent; and (vii) furnish to the Holder as soon as available, copies of any such registration statement and each preliminary or final prospectus and any supplement or amendment required to be prepared pursuant to this Section 2.4(b). Upon written request, the Company shall also furnish the Holder and each such owner, without cost, one set of the exhibits to such registration statement.

(c) The Company’s obligation under subsections 2.4(a) and 2.4 (b) shall be conditioned upon timely receipt by the Company in writing of: (i) information as to the terms of such public offering furnished by or on behalf of the Holder electing to exercise such registration rights; and (ii) such other information as the Company may reasonably require from the Holder, or any underwriter for any of them, for inclusion in such registration statement or notification or post-effective amendment.

(d) To the extent permitted by law, the Company will indemnify and hold harmless the Holder, any underwriter (as defined in the Securities Act) for the Holder, any directors or officers of the Holder and any person who controls the Holder within the meaning of the Securities Act or the Exchange Act or acts as such Holder’s investment advisor (each, an “Holder Indemnified Person”) against any losses, claims, damages, expenses or liabilities (joint or several) (collectively, and together with actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened in respect thereof, “Claims”) to which any of them become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims arise out of or are based upon any of the following statements, omissions or violations in the registration statement filed pursuant to this Section 2.4, any post-effective amendment thereof or any prospectus included therein: (a) any untrue statement or alleged untrue statement of a material fact contained in the registration statement or any post-effective amendment thereof or any final prospectus (as amended or supplemented, if the Company files any amendment or supplement thereto with the SEC) included therein or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or (b) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any other law related to the registration statement, including without limitation any state securities law or any rule or regulation thereunder (the matters in the foregoing clauses (a) and (b) being, collectively, “Violations”). The Company will reimburse the Holder and each such underwriter or controlling person and each such other Holder Indemnified Person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any Claim. This indemnity obligation will remain in full force and effect regardless of any investigation made by or on behalf of the Holder Indemnified Persons and will survive the transfer of the Warrant and/or the Shares by the Holder.

(e) In connection with the registration statement in which the Holder is participating, the Holder will indemnify and hold harmless to the same extent and in the same manner set forth in Section 2.4(d) above, the Company, each of its directors, each of its officers who signs the registration statement, and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (each, a “Company Indemnified Person”) against any Claim to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claim arises out of or is based upon any of the following: (a) any matter of the type referred to clause (a) in Section 2.4(d) above in each case to the extent (and only to the extent) that such violation occurs in reliance upon and in conformity with written information furnished to the Company by the Holder expressly for use in connection with such registration statement or (b) any failure by the Holder to comply with prospectus delivery requirements (or the Securities Act, the Exchange Act or any other law or legal requirement applicable to sales under the registration statement). The Holder will promptly reimburse any legal or other expenses, promptly as such expenses are incurred and due and payable, reasonably incurred by any Company Indemnified Person in connection with investigating or defending any such Claim. This indemnity will remain in full force and effect regardless of any investigation made by or on behalf of a Company Indemnified Party and will survive the transfer of the Warrants and/or Shares by the Holder.

2.4 Issuance of Shares. The Company covenants and agrees that all shares of Common Stock that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that it will pay when due and payable any and all federal and state taxes which may be payable in respect of the issue of this Warrant or any Common Stock or certificates therefor issuable upon the exercise of this Warrant. The Company further covenants and agrees that the Company will at all times have authorized and reserved, free from preemptive rights, a sufficient number of shares of Common Stock to provide for the exercise in full of the rights represented by this Warrant. If at any time the number of authorized but unissued shares of Common Stock of the Company shall not be sufficient to effect the exercise of the Warrant in full, subject to the limitations set forth in Section 1.3 hereto, then the Company will take all such corporate action as may, in the opinion of counsel to the Company, be necessary or advisable to increase the number of its authorized shares of Common Stock as shall be sufficient to permit the exercise of the Warrant in full, subject to the limitations set forth in Section 1.3 hereto, including without limitation, using its best efforts to obtain any necessary stockholder approval of such increase. The Company further covenants and agrees that if any shares of capital stock to be reserved for the purpose of the issuance of shares upon the exercise of this Warrant require registration with or approval of any governmental authority under any federal or state law before such shares may be validly issued or delivered upon exercise, then the Company will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be. If and so long as the Common Stock issuable upon the exercise of this Warrant is quoted on the OTC Bulletin Board or listed on any national securities exchange or the Nasdaq Stock Market or other automated quotation system, the Company will, if permitted by the rules of such exchange or market, list and keep listed on such exchange or market, upon official notice of issuance, all shares of such Common Stock issuable upon exercise of this Warrant.

3.	Other Adjustments.

3.1 Subdivision or Combination of Shares. In case the Company shall at any time subdivide its outstanding Common Stock into a greater number of shares, the Warrant Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding Common Stock of the Company shall be combined into a smaller number of shares, the Warrant Price in effect immediately prior to such combination shall be proportionately increased.

3.2 Dividends in Common Stock, Other Stock or Property. If at any time or from time to time the holders of Common Stock (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received or become entitled to receive, without payment therefor:

(a) Common Stock, options or any shares or other securities which are at any time directly or indirectly convertible into or exchangeable for Common Stock, or any rights or options to subscribe for, purchase or otherwise acquire any of the foregoing by way of dividend or other distribution;

(b) any cash paid or payable otherwise than as a regular cash dividend; or

(c) Common Stock or additional shares or other securities or property (including cash) by way of spin-off, split-up, reclassification, combination of shares or similar corporate rearrangement (other than Common Stock issued as a stock split or combination of shares which shall be covered by the terms of Section 3.1 above or additional shares, other securities or property issued in connection with a Change (as defined below) which shall be covered by the terms of Section 3.4 below), then and in each such case, the Holder hereof shall, upon the exercise of this Warrant, be entitled to receive, in addition to the number of shares of Common Stock receivable thereupon, and without payment of any additional consideration therefor, the amount of stock and other securities and property (including cash in the cases referred to in clause (b) above and this clause (c)) which such Holder would hold on the date of such exercise had such Holder been the holder of record of such Common Stock as of the date on which holders of Common Stock received or became entitled to receive such shares or all other additional stock and other securities and property.

(d) In case any event shall occur as to which the other provisions of this Section 3 are not strictly applicable but as to which the failure to make any adjustment would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principles hereof then, in each such case, the Holder may appoint a firm of independent public accountants of recognized national standing reasonably acceptable to the Company, which shall give their opinion as to the adjustment, if any, on a basis consistent with the essential intent and principles established herein, necessary to preserve the purchase rights represented by this Warrant. Upon receipt of such opinion, the Company will promptly mail a copy thereof to the Holder of this Warrant and shall make the adjustments described therein. The fees and expenses of such independent public accountants shall be borne by the Company.

3.3 Reorganization, Reclassification, Consolidation, Merger or Sale. If any recapitalization, reclassification or reorganization of the share capital of the Company, or any consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its shares and/or assets or other transaction (including, without limitation, a sale of substantially all of its assets followed by a liquidation) shall be effected in such a way that holders of Common Stock shall be entitled to receive shares, securities or other assets or property (a “Change”), then, as a condition of such Change, lawful and adequate provisions shall be made by the Company whereby the Holder hereof shall thereafter have the right to purchase and receive (in lieu of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby) such shares, securities or other assets or property as may be issued or payable with respect to or in exchange for the number of outstanding Common Stock which such Holder would have been entitled to receive had such Holder exercised this Warrant immediately prior to the consummation of such Change. The Company or its successor shall promptly issue to Holder a new Warrant for such new securities or other property. The new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to give effect to the adjustments provided for in this Section 3 including, without limitation, adjustments to the Warrant Price and to the number of securities or property issuable upon exercise of the new Warrant. The provisions of this Section 3.3 shall similarly apply to successive Changes.

4.	Ownership and Transfer.

4.1 Ownership of This Warrant. The Company may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary until presentation of this Warrant for registration of transfer as provided in this Section 4.

4.2 Transfer and Replacement. This Warrant and all rights hereunder are transferable in whole or in part upon the books of the Company by the Holder hereof in person or by duly authorized attorney, and a new Warrant or Warrants, of the same tenor as this Warrant but registered in the name of the transferee or transferees (and in the name of the Holder, if a partial transfer is effected) shall be made and delivered by the Company upon surrender of this Warrant duly endorsed, at the office of the Company in accordance with Section 5.1 hereof. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft or destruction, and, in such case, of indemnity or security reasonably satisfactory to it, and upon surrender of this Warrant if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant; provided that if the Holder hereof is an instrumentality of a state or local government or an institutional holder or a nominee for such an instrumentality or institutional holder an irrevocable agreement of indemnity by such Holder shall be sufficient for all purposes of this Warrant, and no evidence of loss or theft or destruction shall be necessary. This Warrant shall be promptly cancelled by the Company upon the surrender hereof in connection with any transfer or replacement. Except as otherwise provided above, in the case of the loss, theft or destruction of a Warrant, the Company shall pay all expenses, taxes and other charges payable in connection with any transfer or replacement of this Warrant, other than income taxes and stock transfer taxes (if any) payable in connection with a transfer of this Warrant, which shall be payable by the Holder. Holder will not transfer this Warrant and the rights hereunder except in compliance with federal and state securities laws and except after providing evidence of such compliance reasonably satisfactory to the Company.

5.	Miscellaneous Provisions.

5.1 Notices. Any notice or other document required or permitted to be given or delivered to the Holder shall be delivered or forwarded to the Holder at 170 Wood Avenue South, Iselin, New Jersey 08830, or to such other address or number as shall have been furnished to the Company in writing by the Holder. Any notice or other document required or permitted to be given or delivered to the Company shall be delivered or forwarded to the Company at 2150 W. Washington Street, Suite 110, San Diego, California, 92110, or to such other address or number as shall have been furnished to Holder in writing by the Company.

5.2 All notices, requests and approvals required by this Warrant shall be in writing and shall be conclusively deemed to be given (i) when hand-delivered to the other party, (ii) when received if sent by facsimile at the address and number set forth above; provided that notices given by facsimile shall not be effective, unless either (a) a duplicate copy of such facsimile notice is promptly given by depositing the same in the mail, postage prepaid and addressed to the party as set forth above or (b) the receiving party delivers a written confirmation of receipt for such notice by any other method permitted under this paragraph; and further provided that any notice given by facsimile received after 5:00 p.m. (recipient’s time) or on a non-business day shall be deemed received on the next business day; (iii) five (5) business days after deposit in the United States mail, certified, return receipt requested, postage prepaid, and addressed to the party as set forth above; or (iv) the next business day after deposit with an international overnight delivery service, postage prepaid, addressed to the party as set forth above with next business day delivery guaranteed; provided that the sending party receives confirmation of delivery from the delivery service provider.

5.3 No Rights as Shareholder; Limitation of Liability. This Warrant shall not entitle the Holder to any of the rights of a shareholder of the Company except upon exercise in accordance with the terms hereof. No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Warrant Price hereunder or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

5.4 Governing Law; Waiver of Jury Trial; Submission to Jurisdiction. This Warrant shall be governed by and construed in accordance with the laws of the State of New York. THE PARTIES HERETO WAIVE ALL RIGHTS TO A JURY TRIAL IN ANY LITIGATION ARISING FROM OR RELATED IN ANY WAY TO THIS WARRANT OR THE TRANSACTION CONTEMPLATED HEREBY. LESSOR AND LESSEE AGREE THAT ALL ACTIONS OR PROCEEDINGS RELATING DIRECTLY OR INDIRECTLY TO THE LEASE AND THE TRANSACTION CONTEMPLATED HEREBY MAY BE LITIGATED IN THE FEDERAL, STATE OR LOCAL COURTS SITTING IN THE COUNTY OF NEW YORK, NEW YORK, AND HEREBY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF SUCH COURTS.

5.5 Binding Effect on Successors. This Warrant shall be binding upon any corporation or entity succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company’s assets and/or securities. All of the obligations of the Company relating to the Shares issuable upon the exercise of this Warrant shall survive the exercise and termination of this Warrant. All of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the Holder.

5.6 Waiver, Amendments and Headings. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by both parties (either generally or in a particular instance and either retroactively or prospectively). The headings in this Warrant are for purposes of reference only and shall not affect the meaning or construction of any of the provisions hereof.

5.7 Remedies. The Company stipulates that the remedies at law of the Holder in the event of any default or any threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

WARRANT TO PURCHASE COMMON STOCK

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer this June 16, 2004

COMPANY:

MOLECULAR IMAGING CORPORATION

By	/s/ Paul J. Crowe

Print Name:	Paul J. Crowe

Title:	Chief Executive Officer

SCHEDULE A

FORM OF NOTICE OF EXERCISE

[To be signed only upon exercise of the Warrant]

TO BE EXECUTED BY THE REGISTERED HOLDER

TO EXERCISE THE WITHIN WARRANT

The undersigned hereby elects to purchase              shares of Common Stock (the “Shares”) of Molecular Imaging Corporation under the Warrant to Purchase Common Stock dated June 16, 2004 (the “Warrant”), which the undersigned is entitled to purchase pursuant to the terms of such Warrant, [and the undersigned has delivered $            , the aggregate Warrant Price for              Shares purchased herewith, in full in cash or by certified or official bank check or wire transfer][and the undersigned elects to receive shares of Common Stock in accordance with Section 1.3 of the Warrant].

Please issue a certificate or certificates representing such shares of Common Stock in the name of the undersigned or in such other name as is specified below and in the denominations as is set forth below:

___________________________________________________________________________________________

[Type Name of Holder as it should appear on the stock certificate]

___________________________________________________________________________________________

[Requested Denominations – if no denomination is specified, a single certificate will be issued]

The initial address of such Holder to be entered on the books of Company shall be:

___________________________________________________________

___________________________________________________________

___________________________________________________________

The undersigned hereby represents and warrants that the undersigned is acquiring such shares for his own account for investment purposes only, and not for resale or with a view to distribution of such shares or any part thereof.

By:

Print Name:

Title:

Dated:

FORM OF ASSIGNMENT

(ENTIRE)

[To be signed only upon transfer of entire Warrant]

TO BE EXECUTED BY THE REGISTERED HOLDER

TO TRANSFER THE WITHIN WARRANT

FOR VALUE RECEIVED                                  hereby sells, assigns and transfers unto                                  all rights of the undersigned under and pursuant to the within Warrant, and the undersigned does hereby irrevocably constitute and appoint                                  Attorney to transfer the said Warrant on the books of                                 ., with full power of substitution.

[Type Name of Holder]

By:

Title:

Dated:

NOTICE

The signature to the foregoing Assignment must correspond exactly to the name as written upon the face of the within Warrant, without alteration or enlargement or any change whatsoever.

FORM OF ASSIGNMENT

(PARTIAL)

[To be signed only upon partial transfer of Warrant]

TO BE EXECUTED BY THE REGISTERED HOLDER

TO TRANSFER THE WITHIN WARRANT

FOR VALUE RECEIVED                                  hereby sells, assigns and transfers unto                                          (i) the rights of the undersigned to purchase                                  shares of Common Stock under and pursuant to the within Warrant, and (ii) on a non-exclusive basis, all other rights of the undersigned under and pursuant to the within Warrant, it being understood that the undersigned shall retain, severally (and not jointly) with the transferee(s) named herein, all rights assigned on such non-exclusive basis. The undersigned does hereby irrevocably constitute and appoint                                  Attorney to transfer the said Warrant on the books of                                 , with full power of substitution.

[Type Name of Holder]

By:

Title:

Dated:

NOTICE

The signature to the foregoing Assignment must correspond exactly to the name as written upon the face of the within Warrant, without alteration or enlargement or any change whatsoever.